UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2022

HILLENBRAND, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-33794	26-1342272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard
Batesville, Indiana	47006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (812) 934-7500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, without par value	HI	New York Stock Exchange

Indicate by the check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 10, 2022, Hillenbrand, Inc. (the “Company”) held its Annual Meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted upon the following proposals:

(1)	the election of six (6) members to the Company’s Board of Directors;

(2)	the approval, by a non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers; and

(3)	the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

The final results of the votes taken at the meeting were as follows:

Proposal 1: Election of six members to the Company’s Board of Directors for terms expiring as noted below:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes Cast In Favor
Gary L. Collar*	60,333,687	1,464,508	5,866,616	97.63%
F. Joseph Loughrey*	59,590,699	2,207,496	5,866,616	96.43%
Joy M. Greenway*	60,550,526	1,247,669	5,866,616	97.98%
Dennis W. Pullin*	60,520,153	1,278,042	5,866,616	97.93%
Kimberly K. Ryan**	61,205,174	593,021	5,866,616	99.04%
Inderpreet Sawhney**	60,159,238	1,638,957	5,866,616	97.35%

*Election of these Directors is for a three-year term expiring in 2025.

**Election of these Directors is for a one-year term expiring in 2023.

Proposal 2: Approval, by a non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes	Percentage of Votes Cast In Favor
59,868,665	1,479,703	449,827	5,866,616	97.58%

Proposal 3: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2022:

Votes For	Votes Against	Votes Abstained	Percentage of Votes Cast In Favor
67,500,592	111,927	52,292	99.83%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.

Date: February 10, 2022
	BY:	/s/ Nicholas R. Farrell
Nicholas R. Farrell
Senior Vice President, General Counsel, Secretary, and
Chief Compliance Officer